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                             SEI LIQUID ASSET TRUST

                            TREASURY SECURITIES FUND
                           GOVERNMENT SECURITIES FUND
                              PRIME OBLIGATION FUND


                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                     THE PROSPECTUSES DATED OCTOBER 31, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

The following disclosure is inserted at the end of the paragraph under How to Purchase Shares that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for each of the Treasury Securities, Government Securities and Prime Obligation Funds, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE